oFCF STK SAI 1
                         SUPPLEMENT DATED AUGUST 3, 1998
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                         FRANKLIN CUSTODIAN FUNDS, INC.
                             DATED FEBRUARY 1, 1998


The Statement of Additional Information is amended as follows:

I. The following replaces the Class I performance figures for the Growth and DynaTech Series' under "How Does the Fund Measure Performance? - Total Return." The figures below have been restated to reflect the Funds' current, maximum 5.75% initial sales charge.

The average annual total return for Class I for the one-, five- and ten-year periods ended September 30, 1997, was 13.81%, 15.29% and 12.20%, respectively, for the Growth Series, and 27.79%, 17.55% and 12.89%, respectively, for the DynaTech Series.

The cumulative total return for Class I for the one-, five- and ten-year periods ended September 30, 1997, was 13.81%, 103.69% and 216.25%, respectively, for the Growth Series, and 27.79%, 124.47% and 236.20%, respectively, for the DynaTech Series.

II. The following replaces the definition of "Offering Price" under the section "Useful Terms and Definitions":

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge for the Growth and DynaTech Series' is 5.75% for Class I and 1% for Class II. The maximum front-end sales charge for the Utilities, Income, and U.S. Government Securities Series' is 4.25% for Class I and 1% for Class II.

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                 Please keep this supplement for future reference.